FEDERATED HIGH YIELD TRUST

SUPPLEMENT TO THE PROSPECTUS DATED APRIL 30, 1997

Please be advised that William F. Stotz was named as an additional portfolio manager of the Fund as of October, 1997. Mark E. Durbiano will continue to serve as a portfolio manager of the Fund.

Accordingly, please insert the following biographical information for William F. Stotz as the fourth paragraph of the sub-section entitled "Adviser's Background" on page 8:

          "William F. Stotz has been a portfolio manager of the Fund since October, 1997. Mr. Stotz joined Federated Investors in 1993 as an Investment Analyst. He served as an Assistant Vice President in 1994 and 1995; in October 1995 he was named a Vice President of the Fund's adviser. Prior to joining Federated, from 1986 to 1993, Mr. Stotz served as a Research Analyst for Prudential Securities, Inc. Mr. Stotz earned his M.B.A., concentrating in Finance, from the University of Massachusetts."

                                                      October 30, 1997






        FEDERATED INVESTORS
        Federated Securities Corp., Distributor


        Cusip 314197104
        G00660-05 (10/97)
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